SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                                           -------------------------------



        Date of Report (Date of earliest event reported): April 8, 2003



                             Group 1 Software, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



             Delaware                      0-6355               52-0852578
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   (State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                 Number)          Identification No.)



            4200 Parliament Place, Suite 600                    20706-1844
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        (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (301) 918-0400
                                                           --------------




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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.
         ---------------------------------------

On April 8, 2003, Group 1 Software, Inc. ("Group 1") reaffirmed its previous guidance for fourth quarter and full fiscal year revenue and earnings. Group 1's press release announcing its reaffirmation of guidance is filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

(c)   Exhibits.

      99.1  Press Release dated April 8, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Group 1 Software, Inc.

Date  April 10, 2003                     By:   /s/ Mark D. Funston
                                             ------------------------------
                                              Name:   Mark D. Funston
                                              Title:  Chief Financial Officer